------------------------
                                                              OMB APPROVAL
                                                        ------------------------
                                                        OMB NUMBER:    3235-0060
                                                        ------------------------
                                                        EXPIRES:  MARCH 31, 2003
                                                        ------------------------
                                                        ESTIMATED AVERAGE BURDEN
                                                        HOURS PER RESPONSE: 1.25
                                                        ------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     February 14, 2003
                                                  ----------------------------

                    HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


              UTAH                   33-9782-LA              87-0444506
              ----                   ----------              ----------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                 Identification No.)


      2461 Bellevue Avenue, West Vancouver, British Columbia V7V 1E1 Canada
    -------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                    (604) 689-4256
                                    --------------
              (Registrant's telephone number, including area code)


      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Form 8-K including, but not limited to, statements to the effect that Health Anti-Aging Lifestyle Options, Inc. (the "Company" or "HALO") or its management "believes," "expects," "anticipates," "plans," or other similar expressions) are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and assumptions and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: the ability of HALO close the agreement to rescind the Share Exchange Agreements with prior shareholders of its subsidiary corporation, Network Lifestyle Radio Corp. and in particular, the ability of HALO to distribute its shares of NLR to the former shareholders in reliance on an exemption from registration and prospectus in applicable jurisdictions. Should one or more of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see the Company's filings with the Securities and Exchange Commission.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)  Exhibits
          99.1      News Release dated February 14, 2003.

ITEM  9.  REGULATION  FD  DISCLOSURE

Refer to New Release attached as Exhibit 99.1 under Item 7 above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Health Anti-Aging Lifestyle Options, Inc.
                                       -----------------------------------------
                                                      (Registrant)


Dated: February 14, 2003                      "Justin Harbord"
                                       -----------------------------------------
                                       Justin Harbord, Director